TRAVELERS SERIES FUND INC.
on behalf of
SMITH BARNEY LARGE CAP VALUE PORTFOLIO (the "Portfolio")

Supplement dated May 4, 2001 to

Prospectus dated February 28, 2001


The following information supersedes, as applicable, certain information set forth in the Prospectus for the Portfolio listed above under the section "Management."

Giri Bogavelli, CFA, and Steven Craige, CFA, have assumed responsibility for the day-to-day management of the Portfolio.

Mr. Bogavelli is currently Vice President of Smith Barney Fund Management LLC, the Portfolio's Investment Manager (the "Investment Manager"), and Managing Director of the Smith Barney Capital Management Division of Salomon Smith Barney Inc. Prior to this position, he was Assistant Director of Research at Citibank Global Asset Management, a division of Citibank, N.A. Previously, he was Director of Research and Senior Portfolio Manager at Spare, Kaplan, Bischel & Associates. Mr. Bogavelli has 12 years of securities business experience.

Mr. Craige is currently Vice President of the Investment Manager, and a Director of the Private Portfolio Group of Salomon Smith
Barney Inc. Mr. Craige has 16 years of securities business experience.






FD 02320

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